DIREXION SHARES ETF TRUST
Direxion Daily Crypto Industry Bear 2X Shares
(the “Fund”)

Supplement dated July 2, 2024 to the
Prospectus dated February 28, 2024, as last supplemented

Effective immediately, the Board of Trustees of Direxion Shares ETF Trust (“Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser to the Direxion Daily Crypto Industry Bear 2X Shares (the “Fund”), a series of the Trust, has approved the below revisions to the Fund’s name, investment objective, and principal investment strategy.
Currently, the Fund’s investment objective is to seek daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Solactive Distributed Ledger & Decentralized Payment Tech Index (the “Index”). Effective immediately, the Fund’s investment objective will be changed to seek daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index.
Additionally, effective immediately, the Fund’s name will be changed as follows:
Current Fund Name	New Fund Name
Direxion Daily Crypto Industry Bear 2X Shares	Direxion Daily Crypto Industry Bear 1X Shares
Accordingly, as it applies to the Fund, all references to “200%”, “-200%,” “2X” or “-2X” throughout the SAI are replaced with “100%,” “-100%,” “1X” and “-1X” respectively, and all references to “a Fund,” “each Fund” or “the Funds” are replaced with “the Fund.”
Effective immediately, the leverage disclosure on the cover page of the Prospectus for the Fund is replaced in its entirety with the following:
The shares offered in this prospectus (the "Fund"), upon commencement of operations, will be listed and traded on the NYSE Arca, Inc.
The Fund seeks daily inverse investment results and is intended to be used as a short-term trading vehicle. The Fund attempts to provide daily investment results that correspond to the inverse (or opposite) of the performance of its underlying index.
The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
The Fund pursues a daily investment objective that is inverse to the performance of its underlying index, a result opposite of most mutual funds and exchange-traded funds.
(2)
The Fund seeks daily inverse investment results that are subject to compounding and market volatility risk. The pursuit of its daily investment objective means that the return of the Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect the Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of the Fund’s stated daily inverse investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than one trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Fund should:
(a)
understand the consequences of seeking daily inverse investment results;
(b)
understand the risk of shorting; and
(c)
intend to actively monitor and manage their investments.
Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the Fund.
There is no assurance that any Fund will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Fees and Expenses Changes

The Fund’s fees and expenses will change as a result in the decrease in leverage in the Fund. Effective immediately, the “Fees and Expenses of the Fund” section is replaced in its entirety with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	0.69%
Expense Cap/Reimbursement(2)	-0.12%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.57%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2025, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45%% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$58	$209
Principal Investment Risk Changes
Additionally, the following risk in the “Principal Investment Risks” section is revised in its entirety as follows:
Effects of Compounding and Market Volatility Risk — The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period of an investment in the Fund.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the period from October 25, 2022 (the inception date of the Index) to December 31, 2023 was 29.25%. The Index’s highest volatility rate for any one full calendar year for the period from October 25, 2022 through December 31, 2023 was 26.60% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the period from October 25, 2022 (the inception date of the Index) to December 31, 2023 was 37.61%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information.
Statutory Prospectus Changes
Additionally, the following sections of the statutory prospectus are revised as described below:
The fourth paragraph under the “Overview of the Funds” section of the Statutory Prospectus is deleted and replaced with the following:
The Fund seeks to provide daily investment results, before fees and expenses, that correspond to 100% of the inverse, or opposite, of the performance of the Solactive Distributed Ledger & Decentralized Payment Tech Index (the "Index"). If, on a given day, the Index gains 1%, the Fund is designed to lose approximately 1%. Conversely, if the Index loses 1% on a given day, the Fund is designed to gain approximately 1% (which is equal to -100% of the 1% Index loss). As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund seeks to provide a return which is an inverse (-100%) of the daily performance of the Index. The Fund does not attempt to provide returns which are not the inverse (-100%) of the return of the Index for periods other than a single day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Also, the exposure to the Index received by an investor who purchases the Fund intra-day will differ from the Fund’s stated daily inverse investment objective by an amount determined by the movement of the Index from its value at the end of the prior day. If the Index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the Index than the stated fund daily inverse investment objective. Conversely, if the Index moves in a direction adverse to the Fund, the investor will receive more exposure to the Index than the stated fund daily inverse investment objective.
The Fund is designed as a short-term trading vehicle. The Fund is intended to be used by investors who intend to actively monitor and manage their portfolios.
Additionally, the applicable disclosure under the “Additional Information Regarding Investment Techniques and Policies” heading in the statutory prospectus for the Funds will be replaced with the following:
The Effects of Fees and Expenses on the Return of the Fund for a Single Trading Day. The Fund seeks to provide a daily return which is the inverse (or opposite) of the daily return of the Index. To create the necessary exposure, the Fund engages in short selling—borrowing and selling securities it does not own. The money that the Fund receives from short sales—the short sale proceeds—is an asset of the Fund that can generate income to help offset the Fund’s operating expenses. However, the costs of creating short exposure, which may require the Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income. As the holder of a short position, the Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance. The Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the Index of the Fund would reflect 100% of the inverse performance of the Index during the following trading day, subject to the charges and expenses noted above.
The Fund may have difficulty in achieving its daily inverse investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if the Index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of the Index may differ from the expected daily inverse performance.
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
If the Fund is unable to obtain inverse exposure to the Index consistent with its investment objective, such as situations in which the instruments utilized by the Fund are thinly traded or have a limited market, the Fund could, among other things, fail to meet its daily investment objective, increase its transaction fee, or reject one or more orders for Creation Units. Under such circumstances, the Fund could trade at a premium or discount to its NAV and the bid-ask spread in its shares could widen.
The Fund seeks daily returns while repositioning exposure daily. Therefore, for a period longer than one day, the pursuit of a daily investment objective will result in daily compounding. This means that the return of the Index over a period of time greater than one day multiplied by the Fund’s daily target (i.e., -100%) generally will not equal the Fund’s performance over that same period. As a consequence, investors should not plan to hold the Fund unmonitored for periods longer than a single trading day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund’s stated daily inverse investment objective and the performance of the Index for the full trading day. The Fund is not suitable for all investors.
Consider the following examples:
Mary is considering investments in two funds, Funds A and B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index. Similar to the Funds, Fund B is an ETF that seeks daily investment results (before fees and expenses) that correspond to -100% of the daily performance of the XYZ index.
On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index decreases in value from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:
Day	Index Value	Index Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
The same $100 investment in Fund B would be expected to lose 5% on Day 1 (-100% of 5%) but gain 4.76% on Day 2.
Day	Index Performance	-100% of Index Performance	Value of Fund B Investment
			$100.00
1	5.00%	-5.00%	$95.00
2	-4.76%	4.76%	$99.52
In the case of Fund B, although the percentage decrease on Day 2 is sufficient to bring the value of the index back to its starting point, because the inverse of that percentage is applied to a lower principal amount on Day 2, Fund B has a loss. (These calculations do not include the charges for fund fees and expenses.) As you can see, an investment in Fund B has additional risks than Fund A due to the effects of compounding on Fund B.
An investor who purchases shares of a Fund intra-day will generally receive more, or less, than -100% exposure to the underlying index from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying index from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from -100% of the return of the underlying index performance for the longer period. This deviation will increase with higher index volatility and longer holding periods.
Examples of the Impact of Index Volatility. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause a Fund to lose money if the underlying index experiences volatility. The index’s volatility rate is a statistical measure of the magnitude of fluctuations in the index’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the underlying index from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying index for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund seeking an -100% correlation with an underlying index:
Example 1 – Underlying Index Experiences Low Volatility
Mary invests $10.00 in the hypothetical Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index decreases from 100 to 98, a 2% loss. Mary’s investment rises 2% to $10.20. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying index decreases from 98 to 96, a loss of 2.04%. Mary’s investment rises to $10.41, a gain during Day 3 of 2.04%. For the two day period since Mary invested in the Fund, the underlying index lost 4% although Mary’s investment increased by 4.1%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to the -100% return of the return of the underlying index for the period.
Example 2 – Underlying Index Experiences High Volatility
Mary invests $10.00 in the hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index decreases from 100 to 98, a 2% loss, and Mary’s investment rises 2% to $10.20. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index increases from 98 to 102, a gain of 4.08%. Mary’s investment declines by 4.08%, from $10.20 to $9.78. For the two day period since Mary invested in the Fund, the Fund’s underlying index gained 2% while Mary’s investment decreased from $10 to $9.78, a 2.20% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two day period and Mary’s return. In this situation, Mary lost more than -100% the return of the underlying index.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in the hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index moved from 100 to 98, a 2% loss. In light of that loss, the Fund’s beta at the point at which Mary invests is -96%. During the remainder of Day 2, the Fund’s underlying index decreases from 98 to 90, a loss of 8.16%, and Mary’s investment rises 7.83% (which is the underlying index gain of 8.16% multiplied by the 96% beta that she received) to $10.78. Mary continues to hold her investment through the close of trading on Day 2, during which the Fund’s underlying index increases from 90 to 110, a gain of 22.22%. Mary’s investment declines by 18.2%, from $10.78 to $8.82. For the period of Mary’s investment, the Fund’s underlying index increased from 98 to 110, a gain of 12.25%, while Mary’s investment decreased from $10.00 to $8.82, an 11.8% loss. The volatility of the underlying index affected the correlation between the index’s return for period and Mary’s return. In this situation, Mary lost less than -100% of the return of the underlying index. Mary’s investment was also affected because she missed the first 2% move of the underlying index and had a beta of -96% for the remainder of Day 2.
Market Volatility. The Fund seeks to provide a return which is -100% of the daily performance of the underlying index. The Fund does not attempt to, and should not be expected to, provide returns which are -100% of the return of the underlying index for periods other than a single day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if the underlying index experiences volatility. For instance, a Fund would be expected to lose 4% (as shown in Table 1 below) if its underlying index provided no return over a one year period and experienced annualized volatility of 20%. If the underlying index’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Fund widens to approximately 15%.

Table 1 - Impact of Hypothetical Volatility Levels on Returns
Volatility Range	Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-22%
60%	-30%
70%	-39%
80%	-47%
90%	-55%
100%	-63%
Note that at higher volatility levels, there is a chance of a significant loss of Fund assets even if the underlying index is flat. For instance, if annualized volatility of the underlying index were 100%, the Fund based on that underlying index would be expected to lose more than 60% of its value, even if the underlying index returned 0% for the year. The index’s volatility rate is a statistical measure of the magnitude of fluctuations in its return the index.
The underlying index of the Fund has only recently commenced operations as of the date of this Prospectus and therefore 5-year historical underlying index volatility is not yet available. In the future, historical underlying index volatility will be presented in this section. Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of an underlying index such as swaps, may differ from the volatility of the Fund’s respective underlying index.
The Projected Returns of Funds for Intra-Day Purchases. Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than -100% investment exposure to the underlying index for a Fund. The exposure to the underlying index received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily investment objective (i.e.,-100%) by an amount determined by the movement of the underlying index from its value at the end of the prior day. If the underlying index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index than the stated fund daily investment objective (i.e., -100%). Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index than the stated fund daily inverse investment objective (i.e., -100%).
Table 2 below indicates the exposure to the underlying index that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying index from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying index of a Fund has moved 2% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 96% of the investor’s investment.
Conversely, if the underlying index has moved 2% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately -104% of the investor’s investment.
The table includes a range of underlying index moves from 5% to –5% for a Fund; index moves beyond the range noted below will result in exposure further from a Fund’s daily investment objective.
Table 2 - Intra-Day Leverage of a Fund Given Market Movements
Index Move	Resulting Exposure for a Fund
-5%	-90%
-4%	-92%
-3%	-94%
-2%	-96%
-1%	-98%
0%	-100%
1%	-102%
2%	-104%
3%	-106%
4%	-108%
5%	-110%
The Projected Returns of the Funds for Periods Other Than a Single Trading Day. The Funds seek investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an investment objective for any other period. For instance, if the Solactive Distributed Ledger & Decentralized Payment Tech Index gains 10% for a week, the Fund should not be expected to provide a return of -10% for the week even if it meets its daily investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily investment objectives may result in daily compounding, which means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily inverse investment objective (-100%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
The following tables set out a range of hypothetical daily performances during a given 10 trading days of an underlying index and demonstrate how changes in the underlying index impact a Fund’s performance for one trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Fund over a 10 trading day period and do not reflect fees and expenses of any kind.
Table 3 – The Index Lacks a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$95.00	-5.00%	-5.00%
Day 2	110	4.76%	10.00%	$90.47	-4.76%	-9.53%
Day 3	100	-9.09%	0.00%	$98.69	9.09%	-1.31%
Day 4	90	-10.00%	-10.00%	$108.55	10.00%	8.55%
Day 5	85	-5.56%	-15.00%	$114.58	5.56%	14.58%
Day 6	100	17.65%	0.00%	$94.35	-17.65%	-5.65%
Day 7	95	-5.00%	-5.00%	$99.06	5.00%	-0.94%
Day 8	100	5.26%	0.00%	$93.84	-5.26%	-6.16%
Day 9	105	5.00%	5.00%	$89.14	-5.00%	-10.86%
Day 10	100	-4.76%	0.00%	$93.38	4.76%	-6.62%
The cumulative performance of the hypothetical underlying index in Table 3 is 0% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -6.62%. The volatility of the hypothetical underlying index performance and lack of a clear trend results in performance for a hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying index for the 10 trading day period.
Table 4 – The Index Rises in a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$98.00	-2.00%	-2.00%
Day 2	104	1.96%	4.00%	$96.07	-1.96%	-3.93%
Day 3	106	1.92%	6.00%	$94.22	-1.92%	-5.78%
Day 4	108	1.89%	8.00%	$92.43	-1.89%	-7.57%
Day 5	110	1.85%	10.00%	$90.72	-1.85%	-9.28%
Day 6	112	1.82%	12.00%	$89.06	-1.82%	-10.94%
Day 7	114	1.79%	14.00%	$87.46	-1.79%	-12.54%
Day 8	116	1.75%	16.00%	$85.92	-1.75%	-14.08%
Day 9	118	1.72%	18.00%	$84.44	-1.72%	-15.56%
Day 10	120	1.69%	20.00%	$83.01	-1.69%	-16.91%
The cumulative performance of the hypothetical underlying index in Table 4 is 20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -16.91%. In this case, because of the positive hypothetical underlying index trend, a hypothetical Fund’s decline is less than -100% of the hypothetical underlying index gain for the 10 trading day period.

Table 5 – The Index Declines in a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$102.00	2.00%	2.00%
Day 2	96	-2.04%	-4.00%	$104.08	2.04%	4.08%
Day 3	94	-2.08%	-6.00%	$106.24	2.08%	6.24%
Day 4	92	-2.13%	-8.00%	$108.50	2.13%	8.50%
Day 5	90	-2.17%	-10.00%	$110.85	2.17%	10.85%
Day 6	88	-2.22%	-12.00%	$113.31	2.22%	13.31%
Day 7	86	-2.27%	-14.00%	$115.88	2.27%	15.88%
Day 8	84	-2.33%	-16.00%	$118.58	2.33%	18.58%
Day 9	82	-2.38%	-18.00%	$121.40	2.38%	21.40%
Day 10	80	-2.44%	-20.00%	$124.36	2.44%	24.36%
The cumulative performance of the hypothetical underlying index in Table 5 is -20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is 24.36%. In this case, because of the negative hypothetical underlying index trend, a hypothetical Fund’s gain is greater than 100% of the hypothetical underlying index decline for the 10 trading day period.
Statutory Risk Changes
Additionally, the following risk in the “Additional Information Regarding Principal Risks” section of the statutory prospectus are revised in its entirety as follows:
Effects of Compounding and Market Volatility Risk
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from an underlying index’s performance times the stated multiple in the Fund’s investment objective, before fees and expenses. Compounding has a significant impact on leveraged funds and funds that rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in -100% of the return of the Fund's underlying index due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund will underperform the return of -100% of the Index in a trendless or flat market.
The chart below provides examples of how index volatility could affect the Fund’s performance. The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the underlying index.
As shown below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 42.9%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose approximately 63.23% of its value, even if the Index’s cumulative return for the year was 0%.

One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
For additional information and examples demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see the “Additional Information Regarding Investment Techniques and Policies” section, and “Special Note Regarding the Correlation Risks of the Fund” in the Fund's Statement of Additional Information (“SAI”).
* * * * *
For more information, please contact the Funds at 866-476-7523.

Please retain this Supplement with your Prospectus and SAI.

DIREXION SHARES ETF TRUST
Direxion Daily Crypto Industry Bear 2X Shares
(the “Fund”)

Supplement dated July 2, 2024 to the
Statement of Additional Information (“SAI”)
dated February 28, 2024, as last supplemented

Effective immediately, the Board of Trustees of Direxion Shares ETF Trust (“Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser to the Direxion Daily Crypto Industry Bear 2X Shares (the “Fund”), a series of the Trust, has approved the below revisions to the Fund’s name, investment objective, and principal investment strategy.
Currently, the Fund’s investment objective is to seek daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Solactive Distributed Ledger & Decentralized Payment Tech Index (the “Index”). Effective immediately, the Fund’s investment objective will be changed to seek daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index.
Additionally, effective immediately, the Fund’s name will be changed as follows:
Current Fund Name	New Fund Name
Direxion Daily Crypto Industry Bear 2X Shares	Direxion Daily Crypto Industry Bear 1X Shares
Accordingly, as it applies to the Fund, all references to “200%”, “-200%,” “2X” or “-2X” throughout the SAI are replaced with “100%,” “-100%,” “1X” and “-1X” respectively, and all references to “a Fund,” “each Fund” or “the Funds” are replaced with “the Fund.”
Effective immediately, the leverage disclosure on the cover page of the SAI for the Fund is replaced in its entirety with the following:
The Fund seeks daily inverse investment results and is intended to be used as a short-term trading vehicle. The Fund attempts to provide daily investment results that correspond to the inverse (or opposite) of the performance of its underlying index.
The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
The Fund pursues a daily investment objective that is inverse to the performance of its underlying index, a result opposite of most mutual funds and exchange-traded funds.
(2)
The Fund seeks daily inverse investment results that are subject to compounding and market volatility risk. The pursuit of its daily investment objective means that the return of the Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect the Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of the Fund’s stated daily inverse investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than one trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Fund should:
(a)
understand the consequences of seeking daily inverse investment results;
(b)
understand the risk of shorting; and
(c)
intend to actively monitor and manage their investments.
Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the Fund.
There is no assurance that any Fund will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Disclosure Changes
Additionally, the following sections of the SAI are revised as described below.

The “Direxion Shares ETF Trust” section of the SAI is deleted and replaced with the following:
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 104 separate series or “Funds.”
Shares of the Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI are listed and traded on NYSE Arca, Inc. (the “Exchange”). Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 25,000 Shares, as discussed in the “Purchases and Redemptions” section below.
There is no assurance that the Fund offered in this SAI will achieve its objective and an investment in the Fund could lose money. The Fund is not a complete investment program.
The first paragraph of the “Investment Policies and Techniques” section of the SAI is deleted and replaced with the following:
The Fund seeks investment results that correspond to the inverse (-100%), before fees and expenses, of the daily performance of the Solactive Distributive Ledger & Decentralized Payment Tech Index (the “Index”).
Additionally, the “Correlation and Tracking Risk” and “Leverage” sections under the “Investment Policies and Techniques” section of the SAI are replaced in their entirety as follows:
Correlation and Tracking Risk
Several factors may affect the Fund's ability to obtain its daily inverse investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the Index being held by the Fund and securities not included in the Index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) the Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform the Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to the Fund's investments (which will cause divergence between the Fund and the Index over time due to the mathematical effects of seeking an inverse underlying index return); and (8) disruptions and illiquidity in the markets for securities or derivatives held by the Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, the Fund’s short-term performance will reflect such deviation from the Index. The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same index, or a substantially similar index, to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
Even if there is a perfect inverse correlation between the Fund and the inverse return of the Index on a daily basis, the symmetry between the changes in the Index and the changes in the Fund’s NAV can be altered significantly over time by a compounding effect. For example, if the Fund achieved a perfect inverse correlation with the Index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Fund’s NAV by a percentage that is somewhat greater than the percentage that the Index’s returns decreased. Conversely, if the Fund maintained a perfect inverse correlation with the Index over an extended period and if the level of returns of that Index significantly increased over that period, a compounding effect would result, causing a decrease of the Fund’s NAV by a percentage that would be somewhat less than the percentage that the Index returns increased.
Special Note Regarding the Correlation Risks of the Fund. As discussed in the Prospectus, the Fund has an investment objective to match the inverse of the performance of the Index on a given day. The Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Fund’s daily investment objective. For periods longer than one day, the pursuit of daily investment returns tends to cause the performance of the Fund to be either greater than, or less than, -100% times the performance of the Fund's underlying index.
The Fund’s return for periods longer than one day is primarily a function of the following:
a) Index performance;

b) Index volatility;
c) other fund expenses;
d) dividends paid by companies in the Index; and
e) period of time.
The performance for the Fund can be estimated given any set of assumptions for the factors described above. The table below illustrates the impact of two factors, Index volatility and Index performance, on the Fund. Underlying index volatility is a statistical measure of the magnitude of fluctuations in the returns of the Index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The table shows estimated Fund returns for a number of combinations of underlying index performance and underlying index volatility over a one year period. Assumptions used in the table include: a) no dividends paid by the companies included in the underlying index; b) no fund expenses; and c) borrowing/lending rates of zero percent. If fund expenses were included, the fund’s performance would be lower than shown.
As shown below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 42.9%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose approximately 63.23% of its value, even if the Index’s cumulative return for the year was 0%.
In the table below, areas shaded green represent those scenarios where the Fund with the investment objective described will outperform (i.e., return more than) -100% of the performance of the Index; conversely, areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) -100% of the performance of the Index.
The table below is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Fund, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
* * * * *
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Prospectus and SAI.